EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT, dated as of February 29, 2012 (this “Amendment”), to the CREDIT AGREEMENT, dated as of April 20, 2011, as amended by the First Amendment, dated as of February 27, 2012, among DEALERTRACK HOLDINGS, INC., a Delaware corporation, (the “Company”), DEALERTRACK CANADA, INC., an Ontario corporation (the “Canadian Borrower”, and together with the Company, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and KEYBANK NATIONAL ASSOCIATION, as syndication agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”).

WITNESSETH:

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain extensions of credit to the Borrowers;

WHEREAS, the Company has requested that the Lenders agree to extend the expiration date of their commitments to make Revolving Extensions of Credit and certain other modifications and amendments to the Existing Credit Agreement;

WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.          Defined Terms. Unless otherwise defined herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement (as defined after giving effect to this Amendment).

Section 2.          Amendment. The Existing Credit Agreement is hereby amended with the stricken text deleted (indicated textually in the same manner as the following example: stricken text) and with the double-underlined text added (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Existing Credit Agreement attached as Exhibit A hereto.

Section 3.          Conditions to Effectiveness. This Amendment shall become effective on and as of the date hereof (the “Second Amendment Effective Date”) upon the satisfaction (or waiver by the Lenders) of the following conditions:

(a)          the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of (a) the Company, (b) the Canadian Borrower and (c) the Lenders, together with all exhibits hereto and acknowledged by the Administrative Agent;

(b)          The Administrative Agent shall have received executed counterparts to the Guarantee and Collateral Agreement Acknowledgements from each Loan Party substantially in the form attached hereto as Exhibit B.

(c)          the Administrative Agent shall have received the favorable written opinions with respect to the Amendment executed on the Second Amendment Effective Date and the transactions contemplated hereby of (i) O’Melveny & Myers LLP, counsel to the Company and its Subsidiaries, addressed to the Administrative Agent and the Lenders and reasonably satisfactory to the Administrative Agent and (ii) Shipman & Goodwin LLP and Blake, Cassels & Graydon LLP, each local counsel to the Company and its Subsidiaries, each addressed to the Administrative Agent and the Lenders and reasonably satisfactory to the Administrative Agent;

(d)          the Administrative Agent shall have received resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of the Loan Parties certified by its secretary or assistant secretary, dated as of the Second Amendment Effective Date, approving this Amendment and authorizing the execution and delivery hereof, each in form and substance reasonably satisfactory to the Administrative Agent;

(e)          the Administrative Agent shall have received specimen signatures of officers or other appropriate representatives executing this Amendment on behalf of the Loan Parties, certified by the secretary or assistant secretary of each such Loan Party;

(f)          the Administrative Agent shall have received the certificate of incorporation, by-laws, or similar constitutive document or agreement of each Loan Party, certified as true and complete by its secretary or assistant secretary;

(g)          the Administrative Agent shall have received certificates issued as of a recent date by the Secretaries of State of the respective jurisdictions of formation of the Loan Parties as to the due existence and good standing of such Person;

(h)          the Administrative Agent shall have received evidence that all fees and expenses required to be paid pursuant to Sections 5 and 6 hereof by the Company on or before the Second Amendment Effective Date to the Administrative Agent and the Lenders (or their respective affiliates) in connection with this Amendment have been paid in full; and

(i)          the Administrative Agent shall have received, at least five days prior to the Second Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and Canadian AML Legislation.

Section 4.          Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and each Lender that (immediately before and after giving effect to this Amendment):

(a)          Each of the representations and warranties made by any Loan Party in the Loan Documents as amended by this Amendment is true and correct in all material respects on and as of the Second Amendment Effective Date, as if made on and as of such date except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) any representation and warranty that is qualified as to “Material Adverse Effect” or similar language shall be true and correct in all respects and (iii) that for purposes of this Section 4, the representations and warranties contained in Section 4.1 of the Existing Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.1(a) of the Existing Credit Agreement and, except with respect to the first sentence of Section 4.1 of the Existing Credit Agreement, Section 6.1(b) of the Existing Credit Agreement and, in the case of the financial statements furnished pursuant to Section 6.1(b) of the Existing Credit Agreement, the representations contained in Section 4.1 of the Existing Credit Agreement, as modified by this clause (iii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments.

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(b)          No Default or Event of Default shall have occurred and be continuing.

Section 5.          Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent and (or its affiliates) for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

Section 6.          Upfront Fee. The Company agrees to pay to the Administrative Agent for the account of each Lender that has executed and delivered a counterpart of this Amendment by the Second Amendment Effective Date, an upfront fee in an amount equal to 0.20% of such Lender’s Commitment.

Section 7.          No Other Amendment or Waivers; Confirmation. Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein (including Exhibit A) shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Company that would require the waiver or consent of the Administrative Agent or the Lenders.

Section 8.          GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.16 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

Section 9.          Miscellaneous. (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or electronic transmission of the relevant signature pages hereof.

(b)          The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and permitted assigns (including permitted assignees of its Loans in whole or in part prior to effectiveness hereof).

Section 10.         Severability. If any provision of this Amendment shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

Section 11.         Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DEALERTRACK HOLDINGS, INC.

By:
Name:
Title:

DEALERTRACK CANADA, INC.

By:
Name:
Title:

Signature Page to Second Amendment to

DealerTrack Holdings, Inc. Credit Agreement

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to

DealerTrack Holdings, Inc. Credit Agreement

[LENDER NAME], as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to

DealerTrack Holdings, Inc. Credit Agreement

EXHIBIT A

Blacklined Credit Agreement

EXHIBIT B

Guarantee and Collateral Acknowledgement

Reference is made to the Credit Agreement dated as of April 20, 2011 (as amended by the First Amendment, dated as of February 27, 2012, and as further amended by the Second Amendment, dated as of February 29, 2012 (the “Second Amendment”), the “Credit Agreement”) among DealerTrack Holdings, Inc., DealerTrack Canada, Inc., the Lenders and other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

Each Loan Party executing a copy of this Guarantee and Collateral Acknowledgement confirms and agrees that, immediately before and after giving effect to the Second Amendment, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by the Second Amendment.

[Signature Pages Follow]

DEALERTRACK HOLDINGS, INC.

By:
Name:
Title:

DEALERTRACK CANADA, INC.

By:
Name:
Title:

DEALERACCESS INC.

By:
Name:
Title:

DEALERTRACK AAX, INC.

By:
Name:
Title:

DEALERTRACK AFTERMARKET SERVICES, INC.

By:
Name:
Title:

DEALERTRACK DATA SERVICES, INC.

By:
Name:
Title:

[DealerTrack GCA Acknowledgment Signature Page]

DEALERTRACK DIGITAL SERVICES, INC.

By:
Name:
Title:

DEALERTRACK, INC.

By:
Name:
Title:

DEALERTRACK PROCESSING SOLUTIONS, INC.

By:
Name:
Title:

DEALERTRACK SYSTEMS, INC.

By:
Name:
Title:

FDI COMPUTER CONSULTING, INC.

By:
Name:
Title:

GENERAL SYSTEMS SOLUTIONS, INC.

By:
Name:
Title:

[DealerTrack GCA Acknowledgment Signature Page]

TRIVIN, INC.

By:
Name:
Title:

[DealerTrack GCA Acknowledgment Signature Page]